                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Balanced Target Maturity Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 9, 2003

                                               /s/ Edward D. Bedard
                                               ------------------------
                                               Edward D. Bedard
                                               President and Chief Executive
                                                 Officer
                                               Nations Balanced Target
                                                 Maturity Fund, Inc.

                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Balanced Target Maturity Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: December 9, 2003

                                                  /s/ Gerald Murphy
                                                  ------------------------
                                                  Gerald Murphy
                                                  Chief Financial Officer
                                                    and Treasurer
                                                  Nations Balanced Target
                                                    Maturity Fund, Inc.